Exhibit 10.5(b)
AMENDMENT NO. 1
TO AMENDED AND RESTATED SECURED SUPER-PRIORITY DEBTOR IN POSSESSION CREDIT AGREEMENT

Amendment No. 1 (this “Amendment”), dated as of August 31, 2006, to the Amended and Restated Secured Super-Priority Debtor In Possession Credit Agreement, dated as of March 27, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Delta Air Lines, Inc., as a debtor and debtor in possession (“Borrower”), the other Credit Parties signatory thereto, each as a debtor and debtor in possession, the Lenders party thereto from time to time and General Electric Capital Corporation, as agent for the Lenders and the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

Whereas, Borrower has requested certain amendments to the Credit Agreement as herein set forth; and

Whereas, Borrower, the Administrative Agent and the Lenders signatory to an Acknowledgement and Consent (as defined below) have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided; and

Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

As of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)    by inserting the following proviso at the end of clause (c)(i) of Section 1.2 (Prepayments):

“provided, however, that solely for the purpose of this clause (i) and solely to the extent that an appraisal of the Replacement Borrowing Base Assets has not been performed prior to the Prepayment Date, the value of such Replacement Borrowing Base Assets set forth in the Borrowing Base Certificate may be the Borrower’s good faith estimate of the value of such Replacement Borrowing Base Assets, which shall be evidenced in a manner reasonably satisfactory to the Administrative Agent.”

(b)    by inserting “, as of the Closing Date,” between “identifies” and “those” in the second sentence of Section 3.17 (Insurance).

(c)    by deleting paragraph (l) of Section 6.2 (Investments, Loans and Advances) in its entirety and inserting in lieu thereof the following:

“(l)    Borrower may make Investments in the form of advances under a revolving loan facility in an aggregate principal amount not to exceed $25,000,000 outstanding at any time, to the Borrower’s Plans or any similar benefit plans of the Borrower (together, the “Benefits Plan”) for the payment of ordinary operating expenses of the Benefits Plans (including the payment of benefits in accordance with the terms of the Benefits Plans and periodic premiums under insurance or annuity contracts) or for purposes incidental to the ordinary operation of the Benefits Plans;”

(d)    by deleting paragraph (a)(iii) of Section 6.3 (Indebtedness) in its entirety and inserting in lieu thereof the following:

“(iii) Indebtedness consisting of indemnification obligations owed by Comair, Inc. to Bombardier Inc., a Canadian national corporation, relating to certain CRJ leases, in an amount not to exceed $9,000,000 in the aggregate;”

(e)    by deleting the word “and” at the end of paragraph (a)(xix) of Section 6.3 (Indebtedness), replacing the period at the end of clause (a)(xx) of Section 6.3 with “; and” and inserting after paragraph (a)(xx) of Section 6.3 the following new paragraph (a)(xxi):

“(xxi) in the event that the transactions underlying the Jet Fuel Inventory Supply Agreement are recharacterized as Indebtedness owed by the Borrower, such Indebtedness.”

(f)    by deleting the word “and” at the end of paragraph (r) of Section 6.7 (Liens), replacing the period at the end of paragraph (s) of Section 6.7 with “; and”, and inserting after paragraph (s) of Section 6.7 the following new paragraph (t):

“(t) the Lien of J. Aron on the Jet Fuel Assets, in the event that the transactions underlying the Jet Fuel Inventory Supply Agreement are recharacterized as Indebtedness owed by Borrower.”

(g)    by deleting the word “and” at the end of paragraph (r) of Section 6.8 (Sale of Stock and Assets), replacing the period at the end of paragraph (s) of Section 6.8 with “; and”, and inserting after paragraph (s) of Section 6.8 the following new paragraph (t):

“(t) the sale, assignment and/or other transfer of the Jet Fuel Assets to J. Aron, in each case pursuant to the Jet Fuel Inventory Supply Agreement.”

(h)    by inserting the following at the end of Section 6.17 (No Speculative Transactions):

“and except for the transactions underlying the Jet Fuel Inventory Supply Agreement.”

(i)    by inserting the following proviso at the end of clause (q)(iii) of Section 8.1 (Events of Default):

“and, provided, further, that, if the transactions underlying the Jet Fuel Inventory Supply Agreement are recharacterized as Indebtedness owed by Borrower, any action by J. Aron, as secured party, to foreclose or obtain a lien on the Jet Fuel Assets, or the filing of a motion seeking, or entry by the Bankruptcy Court of, an Order authorizing such foreclosure or lien shall not constitute an Event of Default under this clause (iii),”

(j)    by inserting the following definitions in Annex A to Credit Agreement (Definitions) in the appropriate place to preserve the alphabetical order of the definitions in such annex:

“Amendment No. 1 Effective Date” has the meaning ascribed to the term “Effective Date” in Amendment No. 1 to Amended and Restated Secured Super-Priority Debtor In Possession Credit Agreement dated as of August 31, 2006.

“Benefits Plans” has the meaning ascribed to such term in Section 6.2(l).

“Comair” means Comair Holdings, LLC, a Delaware limited liability company, and its Subsidiaries.

“Connection Carrier” means any regional carrier that operates flights using the “DL” designation code pursuant to contractual arrangements with Borrower.

“J. Aron” means J. Aron & Company, a New York general partnership.

“Jet Fuel Assets” means (i) the existing jet fuel inventory of Borrower’s or its Subsidiaries’, or any Connection Carrier’s or SkyTeam Partner’s, operations in or pipelines in transit to Atlanta, Cincinnati and New York that is to be sold to J. Aron pursuant to the Jet Fuel Inventory Supply Agreement, or other jet fuel subject to the Jet Fuel Inventory Supply Agreement, (ii) Borrower’s or its Subsidiaries’ rights in certain existing supply and third-party sale agreements to be assigned or assumed by J. Aron pursuant to the Jet Fuel Inventory Supply Agreement, and (iii) Borrower’s or its Subsidiaries’ rights in certain existing infrastructure agreements to be transferred to J. Aron pursuant to the Jet Fuel Inventory Supply Agreement.

“Jet Fuel Inventory Supply Agreement” means the Jet Fuel Inventory Supply Agreement among Borrower, J. Aron and Epsilon Trading, Inc., substantially in the form provided to the Administrative Agent prior to the Amendment No. 1 Effective Date with such modifications or amendments as the Administrative Agent may approve from time to time in its discretion, such approval not to be unreasonably withheld or delayed, pursuant to which J. Aron will purchase, assume and/or otherwise transfer the Jet Fuel Assets and supply jet fuel for Borrower's operations in Atlanta, Cincinnati and New York.

“SkyTeam Partner” means any airline that is a member of the SkyTeam international airline alliance.

(k)    by deleting the phrase “if it had been placed in service on or prior to October 22, 1994” in each of the definitions of “Non-1110 Aviation Assets” and “Non-1110 Agreements” in Annex A to Credit Agreement (Definitions) and replacing it with “, were it to have been first placed in service after October 22, 1994 rather than prior thereto” in each such definition;

(l)    by adding the following clause (ix) at the end of the definition of “Excluded Collateral” in Annex A to Credit Agreement (Definitions):

“ and (ix) Jet Fuel Assets to the extent subject to the Lien referred to in Section 6.7(t)”.

(m)    by deleting “or (o)” in clause (iv) of paragraph (a) of the definition of “Net Cash Proceeds” in Annex A to Credit Agreement (Definitions) and inserting in lieu thereof the following:

“, (o) or (t)”

(n)    by deleting Disclosure Schedule 3.7 (Labor Matters) in its entirety and inserting in lieu thereof Exhibit A hereto.

(o)    by deleting Disclosure Schedule 3.12 (ERISA Plans) in its entirety and inserting in lieu thereof Exhibit B hereto.

Section 2. Consent to Amendments of Post-Petition Skymiles Facility Documents.

  The Administrative Agent and the Lenders executing the Acknowledgement and Consent (as defined in Section 3(a)(ii) below), consent to and approve the terms of (i) Amendment No. 1 to the Second Amended and Restated Advanced Payment Supplement to the Co-Branded Credit Card Program Agreement dated as of the date hereof among American Express Travel Related Services Company, Inc. (“TRS”), American Express Bank, F.S.B., Borrower and DLMS and (ii) Amendment No. 1 to the Second Amended and Restated Advanced Payment Supplement to the Membership Rewards Agreement dated as of the date hereof among Borrower, DLMS and TRS.

Section 3. Conditions Precedent to the Effectiveness of this Amendment.

This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions shall have been satisfied or duly waived:

(a)    Certain Documents. The Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by each of the Credit Parties and the Administrative Agent;

(ii) written consents to this Amendment (each an “Acknowledgement and Consent”), duly executed by Lenders (including General Electric Capital Corporation) constituting the percentage of applicable Lenders required under Section 13.2 (Amendments and Waivers) of the Credit Agreement; and

(iii) such additional documentation as the Administrative Agent may reasonably require.

(b)    Payment of Fees and Expenses. The Administrative Agent shall have received all fees and expenses of the Administrative Agent and the Lenders due and payable as of the date hereof by Borrower pursuant to Section 4 below or the Loan Documents, including, without limitation, all costs, fees and expenses of the Administrative Agent and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

(c)    Representations and Warranties. Each of the representations and warranties contained in Section 5 below shall be true and correct in all respects.

Section 4. Fees and Expenses.

As provided in Section 13.3 (Fees and Expenses) of the Credit Agreement, Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses in connection with the preparation, execution and delivery of this Amendment.

Section 5. Representations and Warranties. Each Credit Party hereby jointly and severally represents and warrants to the Administrative Agent and each Lender, with respect to all Credit Parties, as follows:

(a)    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

(b)    The execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Credit Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Credit Party.

(c)    This Amendment has been duly executed and delivered by each Credit Party, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their terms.

(d)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 6. Reference to and Effect on Loan Documents.

(a)    As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and references in any other Loan Document to the “Credit Agreement,” “thereunder,” “thereof,” “therein,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Administrative Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as and to the extent expressly set forth herein.

(d)    The Credit Parties hereby confirm that the security interests and liens granted pursuant to the Loan Documents continue to secure the Obligations as set forth in the Loan Documents and that such security interests and liens remain in full force and effect.

Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agents of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers, general partners or managing members thereunto duly authorized, as of the date first written above.

DELTA AIR LINES, INC., as Borrower

By: /s/ Paul A. Jacobson
Name: Paul A. Jacobson
Title: Vice President and Treasurer

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrative Agent

By: /s/ William R. Doolittle
Name: William R. Doolittle
Title: Duly Authorized Signatory

Other Credit Parties:

ASA HOLDINGS, INC.

By: /s/ Paul A. Jacobson
Name: Paul A. Jacobson
Title: President

COMAIR HOLDINGS, LLC

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Assistant Treasurer

COMAIR, INC.

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Treasurer

Amendment No. 1 to A&R Delta DIP Credit Agreement

COMAIR SERVICES, INC.

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Treasurer

CROWN ROOMS, INC.

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Assistant Treasurer

DAL AIRCRAFT TRADING, INC.

By: /s/ Kenneth W. Morge
Name: Kenneth W. Morge
Title: Treasurer

DAL GLOBAL SERVICES, LLC

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Assistant Treasurer

DAL MOSCOW, INC.

By: /s/ Mona Warwar
Name: Mona Warwa
Title: Treasurer

DELTA AIRELITE BUSINESS JETS, INC.

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Assistant Treasurer

Amendment No. 1 to A&R Delta DIP Credit Agreement

DELTA BENEFITS MANAGEMENT, INC.

By: /s/ Michael O. Randolfi
Name: Michael O. Randolfi
Title: Treasurer

DELTA CONNECTION ACADEMY, INC.

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Treasurer

DELTA CORPORATE IDENTITY, INC.

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Assistant Treasurer

DELTA LOYALTY MANAGEMENT SERVICES, LLC

By: /s/ J. Scott McClain
Name: J. Scott McClain
Title: Vice President

DELTA TECHNOLOGY, LLC

By: /s/ David S. Cartee
Name: David S. Cartee
Title: Assistant Secretary

DELTA VENTURES III, LLC

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Vice President - Tax

Amendment No. 1 to A&R Delta DIP Credit Agreement

EPSILON TRADING, INC.

By: /s/ Edward M. Smith
Name: Edward M. Smith
Title:  Treasurer and Controller

KAPPA CAPITAL MANAGEMENT, INC.

By: /s/ Mona Warwar
Name: Mona Warwar
Title: Vice President and Treasurer

SONG, LLC

By: /s/ Kenneth W. Morge
Name: Kenneth W. Morge
Title:  Assistant Treasurer

Amendment No. 1 to A&R Delta DIP Credit Agreement

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